                                                                       Exhibit 5

                  -----------------------------------------
                  MERRILL LYNCH                                APPLICATION FOR
ANNUITIES         RETIREMENT OPTIMIZER(SM)                     VARIABLE ANNUITY


In this form, the terms you and your refer to the owner and the co-owner if there is one. (For custodial accounts, you and your refer to the beneficial owner.) The terms we, our and us refer to Merrill Lynch Life Insurance Company.

1. CONTRACT INFORMATION
   ----------------------------------------------------         --------------------------------------------------------------------
   Merrill Lynch account number   State of purchase               What type of contract    [ ]  Non-Qualified
                                                                  are you applying for?    [ ]  Individual Retirement Annuity (IRA)
   ----------------------------------------------------           (check only one)         [ ]  Merrill Lynch Custodial
                                                                                                Retirement Plan IRA
                                                                                           [ ]  403(b) Transfer (Non-ERISA Assets)
                                                                --------------------------------------------------------------------

2. OWNER INFORMATION
   --------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)                                                       [ ] Male     Birthdate (Must be
                                                                                                 [ ] Female   under age 90) (m/d/y)

   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                     City                     State   Zip code      Social Security or
                                                                                                              Tax ID Number

   ---------------------------------------------------------------------------------------------------------------------------------
   E-mail address                                                            Telephone number                 FAX number

   ---------------------------------------------------------------------------------------------------------------------------------


3. CO-OWNER INFORMATION
   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)                                                       [ ] Male     Birthdate (Must be
                                                                                                 [ ] Female   under age 90) (m/d/y)

   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                     City                     State   Zip code      Social Security or
                                                                                                              Tax ID Number

   ---------------------------------------------------------------------------------------------------------------------------------

4. ANNUITANT INFORMATION - Complete only if annuitant is different from the owner in Section 2.
   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)                                                       [ ] Male     Birthdate (Must be
                                                                                                 [ ] Female   under age 90) (m/d/y)

   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                     City                     State   Zip code      Social Security or
                                                                                                              Tax ID Number

   ---------------------------------------------------------------------------------------------------------------------------------

5. BENEFICIARY INFORMATION
   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)              Relationship  Birthdate (m/d/y)  Social Security  [ ] Primary     Percent
                                                                                         or Tax ID number [ ] Contingent

   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                               City             State    Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)              Relationship  Birthdate (m/d/y)  Social Security  [ ] Primary     Percent
                                                                                         or Tax ID number [ ] Contingent

   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                               City             State    Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)              Relationship  Birthdate (m/d/y)  Social Security  [ ] Primary     Percent
                                                                                         or Tax ID number [ ] Contingent

   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                               City             State    Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)              Relationship  Birthdate (m/d/y)  Social Security  [ ] Primary     Percent
                                                                                         or Tax ID number [ ] Contingent

   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                               City             State    Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   If you need more space, use Section 18 or attach and sign a separate sheet.

6. INITIAL PREMIUM
   -----------------------------------------------------
   (Minimum $25,000)
   $
   -----------------------------------------------------

7. CONTRIBUTIONS FOR IRAS - Complete this section ONLY if you are purchasing an IRA contract which will not be held in a Merrill
   Lynch Retirement Plan Account. Please specify premium amount by the tax year and type of contribution.
   ---------------------------------------------------------------------------------------------------------------------------------
   Current Tax Year                     Prior Tax Year                         Rollover Amount                     Transfer Amount
   $                                    $                                      $                                   $
   ---------------------------------------------------------------------------------------------------------------------------------


[MERRILL LYNCH LOGO]
MERRILL LYNCH LIFE INSURANCE COMPANY
Little Rock, Arkansas                                                Page 1 of 4
ML054                                                               (New 9/2001)

8. CONTRACT REPLACEMENT INFORMATION - Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity or is any such action likely to occur?

   [ ]  YES - Please provide details below.  Additional state requirements may apply and           [ ] NO - Go to Section 9.
        the appropriate replacement paperwork must be included with this application.
   ------------------------------------------------------------------------------------------------------------------------------
   Company                                     Contract number                  Issue date (m/d/y)     Original premium
                                                                                                       $
   ------------------------------------------------------------------------------------------------------------------------------
   Company                                     Contract number                  Issue date (m/d/y)     Original premium
                                                                                                       $
   ------------------------------------------------------------------------------------------------------------------------------

If this purchase replaces more than one annuity or life insurance contract, the contracts being replaced must have the same owner or, if this contract is to be held in a Merrill Lynch Custodial Retirement Plan IRA, the contracts being replaced must be for the benefit of the same individual. Non-qualified contracts cannot be combined with IRA or 403(b) contracts.

CURRENT INSURANCE INFORMATION - Do you have any existing life insurance or
annuity contracts?           [ ] YES              [ ] NO
If yes, for the following states the "Important Notice: Replacement of Life Insurance or Annuities" must be completed: [HI, IA, LA, MO, or OR]

9. PREMIUM ALLOCATION - Choose up to 10 investment options.


                                          DOLLAR COST      AUTOMATIC                                         DOLLAR COST   AUTOMATIC
                              INITIAL      AVERAGING      INVESTMENT                             INITIAL      AVERAGING   INVESTMENT
        INVESTMENT OPTIONS    PREMIUM       PROGRAM        FEATURE      INVESTMENT OPTIONS       PREMIUM       PROGRAM      FEATURE
-----------------------------------------------------------------------------------------------------------------------------------
[ML Basic Value Focus]              %  [ ] From       %          %  [H&W International VIP]             %  [ ] From      %       %
                                       [ ] To                                                              [ ] To
-----------------------------------------------------------------------------------------------------------------------------------
[ML Domestic Money Mkt]             %  [ ] From       %          %  [MFS Emerging Growth]               %  [ ] From      %       %
                                       [ ] To                                                              [ ] To
-----------------------------------------------------------------------------------------------------------------------------------
[ML Fundamental Growth Focus]       %  [ ] From       %          %  [MFS Investors Trust]               %  [ ] From      %       %
                                       [ ] To                                                              [ ] To
-----------------------------------------------------------------------------------------------------------------------------------
[ML Government Bond]                %  [ ] From       %          %  [PIMCO Total Return Bond]           %  [ ] From      %       %
                                       [ ] To                                                              [ ] To
-----------------------------------------------------------------------------------------------------------------------------------
[ML Index 500]                      %  [ ] From       %          %  [Seligman Small Cap Value]          %  [ ] From      %       %
                                       [ ] To                                                              [ ] To
-----------------------------------------------------------------------------------------------------------------------------------
[AIM VI International Equity]       %  [ ] From       %          %  [Van Kampen Emerging Growth]        %  [ ] From      %       %
                                       [ ] To                                                              [ ] To
-----------------------------------------------------------------------------------------------------------------------------------
[AIM VI Value]                      %  [ ] From       %          %                                      %  [ ] From      %       %
                                       [ ] To                                                              [ ] To
-----------------------------------------------------------------------------------------------------------------------------------
[Alliance Growth & Income]          %  [ ] From       %          %                                      %  [ ] From      %       %
                                       [ ] To                                                              [ ] To
-----------------------------------------------------------------------------------------------------------------------------------
[Alliance Premier Growth]           %  [ ] From       %          %                                      %  [ ] From      %       %
                                       [ ] To                                                              [ ] To
-----------------------------------------------------------------------------------------------------------------------------------
[Davis Value]                       %  [ ] From       %          %                                      %  [ ] From      %       %
                                       [ ] To                                                              [ ] To
-----------------------------------------------------------------------------------------------------------------------------------
[Delaware Trend]                    %  [ ] From       %          %
                                       [ ] To
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL                            100%             100%    100%


10. ESTATE ENHANCER - Would you like to elect the Estate Enhancer benefit?
    [ ] YES - This election is irrevocable. There is an additional annual fee for this benefit.
    [ ] NO - This benefit cannot be added after the Contract has been issued.

11. TELEPHONE AUTHORIZATION - If you elect telephone authorization, you are authorizing us to accept telephone instructions from you and the party(ies) you designate below to allocate premiums, make transfers among investment options, and to direct withdrawals to the Merrill Lynch account listed in
    Section 1. Electing telephone authorization does not give your Merrill Lynch Agent/Financial Advisor discretionary authority over this annuity or your Merrill Lynch account listed in Section 1. (If this contract is a 403(b) annuity, withdrawal requests must be made in writing.) You may elect, change or cancel telephone authorization at any time.

   ---------------------------------------------------------------------------------------------------------------------------------
   [ ]  YES - you elect telephone authorization giving us permission to accept telephone
              instructions from you and: (check all that apply)                                  [ ] NO - you do not elect
                [ ] Your Merrill Lynch Agent/Financial Advisor or his or her authorized              telephone authorization.
                    representative.
                [ ] Other authorized person you designate below
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)                                              Social Security or Tax ID Number

   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                     City                              State        Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   If you need more space, use Section 18 or attach and sign a separate sheet.


12. ASSET ALLOCATION PROGRAM - Under the Asset Allocation Program, we allocate premiums and rebalance your contract value quarterly based on the investment options and percentages for your selected Asset Allocation Model. Would you like to select the Asset Allocation Program?

   [ ] YES - Please select one of the following models. (Do not complete Section 9)                            [ ] NO

   ---------------------------------------------------------------------------------------------------------------------------------
    [ ] Capital Preservation    [ ] Current Income       [ ] Income and Growth      [ ] Long-Term Growth      [ ] Aggressive Growth
   ---------------------------------------------------------------------------------------------------------------------------------



                                                                     Page 2 of 4
ML054                                                               (New 9/2001)

13. REBALANCING PROGRAM - Under the Rebalancing Program, we allocate premiums and rebalance your contract value quarterly based on the investment options and percentages you have selected. Would you like to select the Rebalancing Program?

   [ ] YES - Please provide allocations in the Initial Premium column in Section 9.              [ ] NO

14. SYSTEMATIC WITHDRAWAL PROGRAM - Would you like to make systematic withdrawals?
    [ ] YES - Please provide details below.                                                      [ ] NO

   ---------------------------------------------------------------------------------------------------------------------------------
   Withdrawal amount (minimum $100)                   Start date (m/d/y)                         End date (m/d/y)
   $
   ---------------------------------------------------------------------------------------------------------------------------------
   Payment Frequency   [ ] Monthly      [ ] Semi-annually   Payment Destination   [ ] Your Merrill Lynch account listed in Section 1
                       [ ] Quarterly    [ ] Annually                              [ ] Your address listed in Section 2
   ---------------------------------------------------------------------------------------------------------------------------------
   Withdrawals may be taxable and if you are under age 59 1/2 may also be subject to a 10% IRS tax penalty. If the contract is a
   403(b) annuity and you wish to take withdrawals, you must complete a 403(b) Withdrawal Request Form.

15. DOLLAR COST AVERAGING PROGRAM - Would you like to use this feature to reallocate a fixed amount each month from a designated investment option to other selected investment options? (Not available if the Asset Allocation or Rebalancing Program has been selected.)

   [ ] YES - Please provide details below and in the Dollar Cost Averaging Program column in Section 9.       [ ] NO

   ---------------------------------------------------------------------------------------------------------------------------------
   Amount to be transferred monthly (minimum $100)             Start date (m/d/y)                Number of transfers (minimum 3
   $                                                                                             months)

   ---------------------------------------------------------------------------------------------------------------------------------

16. AUTOMATIC INVESTMENT FEATURE - Periodic premiums will be systematically debited from the Merrill Lynch account listed in Section 1. (Not available for 403(b) contracts.) Would you like to elect the Automatic Investment Feature?

   [ ] YES - Please provide details below and in Section 9. (Do not include allocations for this program in   [ ] NO
       Section 9 if the Asset Allocation or Rebalancing Program has been selected.)
   ---------------------------------------------------------------------------------------------------------------------------------
   Amount of periodic premium (minimum $100)    Frequency  [ ] Monthly    [ ] Semi-annually   Start date (m/d/y)   Optional end date
   $                                                       [ ] Quarterly  [ ] Annually                             (m/d/y)

   ---------------------------------------------------------------------------------------------------------------------------------

17. TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE. (The following disclosure is not applicable to 403(b) contracts.) Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.

   IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX             [ ] No income tax to be withheld
   FROM YOUR WITHDRAWALS AT THE RATE OF 10%.                   [ ] Income tax to be withheld _____ % (use whole percentages)

18. PLEASE NOTE ANY ADDITIONAL INFORMATION OR INSTRUCTIONS HERE. If you need more space, sign and attach a separate sheet.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

19. AGENT/FINANCIAL ADVISOR'S VERIFICATION - The Agent/Financial Advisor selling this annuity must complete and sign.

1. Have current prospectuses for the contract and underlying funds been given to the client?                    [ ] YES  [ ] NO
2. Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against 2 or otherwise reduced in value or replaced in connection with this
   application or is any such action likely to occur?                                                           [ ] YES  [ ] NO
3. Does the client have any existing life insurance or annuity contracts?                                       [ ] YES  [ ] NO
   If yes, for the following states the "Important Notice:  Replacement of Life Insurance or Annuities" must be completed:
   [HI, IA, LA, MO, or OR]
4. I hereby certify that only sales material approved by Merrill Lynch Life Insurance Company was used in this sale, and that
   copies of all sales 4 material used in this sale were left with the applicant.                               [ ] YES  [ ] NO

   ---------------------------------------------------------------------------------------------------------------------------------
   Agent's name (please print)                                 License ID number (Florida only)  Agent telephone number

   ---------------------------------------------------------------------------------------------------------------------------------
   Agent's signature                                           Date (m/d/y)                      Agent or Pool authorizing number

   ---------------------------------------------------------------------------------------------------------------------------------



                                                                     Page 3 of 4
ML054                                                               (New 9/2001)

20. YOUR SIGNATURE(S) VERIFIES THAT:

    [X] YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE AND TRUE TO THE BEST OF YOUR KNOWLEDGE (EXCEPT SECTION 19).

    [X] YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUSES FOR THE CONTRACT AND UNDERLYING FUNDS BEFORE YOU PURCHASED THIS CONTRACT AND DETERMINED THE VARIABLE ANNUITY APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU UNDERSTAND THAT IT IS A LONG TERM INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.

    [X] YOU UNDERSTAND THAT THE CONTRACT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE WORTH LESS THAN THE PREMIUMS YOU PAID, EVEN IF YOU MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.

    [X] YOU UNDERSTAND THAT THE DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT BUT WILL NOT BE LESS THAN THE GUARANTEED MINIMUM DEATH BENEFIT.

    [X] YOU UNDERSTAND THAT THE SELECTION YOU MADE IN SECTION 10 CANNOT BE CHANGED.

    [X] YOU AGREE TO HOLD US, OUR AFFILIATES, AGENTS AND EMPLOYEES HARMLESS FROM ANY LIABILITY AS A RESULT OF ACTIONS TAKEN BASED UPON YOUR INSTRUCTIONS REGARDING TELEPHONE TRANSACTIONS.

    [X] THE FOLLOWING STATES REQUIRE YOU TO ACKNOWLEDGE THE INFORMATION BELOW THAT PERTAINS TO YOUR SPECIFIC STATE. CHECK THE APPROPRIATE BOX FOR YOUR RESIDENT STATE, SIGN AND DATE AT THE BOTTOM OF THIS SECTION.

[ ] ARKANSAS - Any person who knowingly presents a false or        [ ] HAWAII - For your protection, Hawaii law requires you to
    fraudulent claim for payment of a loss or benefit or               be informed that presenting a fraudulent claim for
    knowingly presents false information in an application             payment of a loss or benefit is a crime punishable by
    for insurance is guilty of a crime and may be subject to           fines or imprisonment, or both.
    fines and confinement in prison.
                                                                   [ ] KENTUCKY - Any person who knowingly and with intent to
[ ] ARIZONA - On your written request, we will, in a                   defraud any insurance company or other person files an
    reasonable time, provide reasonable factual information            application for insurance containing any materially false
    regarding the benefits and provisions of the Contract to           information or conceals, for the purpose of misleading,
    you. If for any reason you are not satisfied with this             information concerning any fact material thereto commits
    Contract, you may cancel it by returning the Contract to           a fraudulent insurance act, which is a crime.
    us or your Financial Advisor within 10 days after you
    receive it. If you do, we will refund the premium that         [ ] LOUISIANA - Any person who knowingly presents a false or
    was paid and the Contract will be void.                            fraudulent claim for payment of a loss or benefit or
                                                                       knowingly presents false information in an application
[ ] COLORADO - It is unlawful to knowingly provide false,              for insurance is guilty of a crime and may be subject to
    incomplete, or misleading facts or information to an               fines and confinement in prison.
    insurance company for the purpose of defrauding or
    attempting to defraud the company. Penalties may include       [ ] MAINE - It is a crime to knowingly provide false,
    imprisonment, fines, denial of insurance, and civil                incomplete or misleading information to an insurance
    damages. Any insurance company or agent of an insurance            company for the purpose of defrauding the company.
    company who knowingly provides false, incomplete, or               Penalties may include imprisonment, fines or a denial of
    misleading facts or information to a policyholder or               insurance benefits.
    claimant for the purpose of defrauding or attempting to
    defraud the policyholder or claimant with regard to a          [ ] NEW JERSEY - Any person who includes any false or
    settlement or award payable from insurance proceeds shall          misleading information on an application for an insurance
    be reported to the Colorado division of insurance within           policy is subject to criminal and civil penalties.
    the department of regulatory agencies.
                                                                   [ ] NEW MEXICO - Any person who knowingly presents a false or
[ ] DISTRICT OF COLUMBIA - WARNING: It is a crime to provide           fraudulent claim for payment of a loss or benefit or
    false or misleading information to an insurer for the              knowingly presents false information in an application
    purpose of defrauding the insurer or any other person.             for insurance is guilty of a crime and may be subject to
    Penalties include imprisonment and/or fines. In addition,          civil fines and criminal penalties.
    an insurer may deny insurance benefits if false
    information materially related to a claim was provided by      [ ] OHIO - Any person who, with intent to defraud or knowing
    the applicant.                                                     that he is facilitating a fraud against an insurer,
                                                                       submits an application or files a claim containing a
[ ] FLORIDA - Any person who knowingly and with intent to              false or deceptive statement is guilty of insurance
    injure, defraud, or deceive any insurer files a statement          fraud.
    of claim or an application containing any false,
    incomplete, or misleading information is guilty of a           [ ] PENNSYLVANIA - Any person who knowingly and with intent
    felony of the third degree.                                        to defraud any insurance company or other person files an
                                                                       application for insurance or statement of claim
                                                                       containing any materially false information or conceals
                                                                       for the purpose of misleading, information concerning any
                                                                       fact material thereto commits a fraudulent insurance act,
                                                                       which is a crime and subjects such person to criminal and
                                                                       civil penalties.


--------------------------------------------------------------------------------
UNDER PENALTY OF PERJURY YOU CERTIFY THAT:
1. YOUR SOCIAL SECURITY OR TAX ID NUMBER OR NUMBERS INDICATED ON PAGE 1 ARE CORRECT;
2. YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (b) YOU HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU ARE REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.); AND
3. YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).


THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Owner's signature                                          Date (m/d/y)      Co-owner's signature             Date (m/d/y)

------------------------------------------------------------------------------------------------------------------------------------
Signed at (city and state)

------------------------------------------------------------------------------------------------------------------------------------
Financial Advisor/Witness name (please print) - Kentucky only                Financial Advisor/Witness signature

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AT YOUR SERVICE                             MERRILL LYNCH LIFE INSURANCE COMPANY
Our business hours are                      SERVICE CENTER
8:30 a.m. to 6:00 p.m. Eastern
time, Monday through Friday.                OUR MAILING ADDRESS:                                 OUR ADDRESS FOR OVERNIGHT MAIL:
                                            P. O. Box 44222                                      4804 Deer Lake Drive East
Our automated voice response                Jacksonville, FL 32231-4222                          Jacksonville, FL  32246
system is available 24 hours
a day, 7 days a week.                       OUR TELEPHONE NUMBER: 1-800-535-5549                 OUR FAX NUMBER:  1-888-329-6544




                                                                     Page 4 of 4
ML054                                                               (New 9/2001)